Exhibit 99.1

SolarEdge Announces Second Quarter 2020 Financial Results

FREMONT, Calif. — August 3, 2020. SolarEdge Technologies, Inc. (Nasdaq: SEDG), a global leader in smart energy technology, today announced its financial results for the second quarter ended June 30, 2020.

Second Quarter 2020 Highlights

•	Revenues of $331.9 million
•	Revenues from solar products of $310.1 million
•	GAAP gross margin of 31.0%
•	GAAP gross margin from sale of solar products of 33.1%
•	Non-GAAP gross margin from sale of solar products of 33.8%
•	GAAP net income of $36.7 million
•	Non-GAAP net income of $52.1 million
•	GAAP net diluted earnings per share (“EPS”) of $0.70
•	Non-GAAP net diluted EPS of $0.97
•	1.44 Gigawatts (AC) of inverters shipped

“This quarter, despite the challenges caused by COVID 19, we maintained healthy profitability while generating cash from operating activity,” said Zivi Lando, CEO of SolarEdge. “Our global strength, and in particular our loyal customer base in the Netherlands, Germany, Italy and Australia, softened the decline in U.S. demand this past quarter. While the pandemic has created many operational challenges, I am confident in our financial strength and grateful for the trust of our customers and dedication of our employees which enable us to continue to focus on product innovation and execution of our long term plans even in these challenging times.”

Second Quarter 2020 Summary

The Company reported revenues of $331.9 million, down 23% from $431.2 million in the prior quarter and up 2% from $325.0 million in the same quarter last year.

Revenues related to the solar business were $310.1 million, down 24% from $407.6 million in the prior quarter and up 1% from $306.7 million in the same quarter last year.

GAAP gross margin was 31.0%, down from 32.5% in the prior quarter and down from 34.1% year over year.

Non-GAAP gross margin was 32.4%, down from 33.6% in the prior quarter and down from 35.7% year over year.

GAAP gross margin for the solar business was 33.1%, down from 34.6% in the prior quarter and down from 36.4% year over year.

Non-GAAP gross margin for the solar business was 33.8%, down from 35.0% in the prior quarter and down from 36.9% year over year.

GAAP operating expenses were $73.0 million, up 1% from $72.2 million in the prior quarter and up 12% from $65.3 million in the same quarter last year.

Non-GAAP operating expenses were $61.1 million, down 8% from $66.3 million in the prior quarter and up 11% from $54.9 million in the same quarter last year.

GAAP operating income was $30.0 million, down 56% from $67.8 million in the prior quarter and down 34% from $45.4 million in the same quarter last year.

Non-GAAP operating income was $46.6 million, down 41% from $78.6 million in the prior quarter and down 24% from $61.0 million in the same quarter last year.

GAAP net income was $36.7 million, down 13% from $42.2 million in the prior quarter and up 11% from $33.1 million in the same quarter last year.

Non-GAAP net income was $52.1 million, up 3% from $50.7 million in the prior quarter and up 6% from $49.3 million in the same quarter last year.

GAAP net diluted EPS was $0.70, down from $0.81 in the prior quarter and up from $0.66 in the same quarter last year.

Non-GAAP net diluted EPS was $0.97, up from $0.95 in the prior quarter and up from $0.94 in the same quarter last year.

Cash flow from operating activities was $59.3 million, down from $107.7 million in the prior quarter and up from $50.8 million in the same quarter last year.

As of June 30, 2020, cash, cash equivalents, bank deposits, restricted bank deposits and marketable securities totaled $592.7 million, compared to $467.5 million on December 31, 2019.

Outlook for the Third Quarter 2020

The Company also provides guidance for the third quarter ending September 30, 2020 as follows:

•	Revenues to be within the range of $325 million to $350 million
•	Non-GAAP Gross margin expected to be within the range of 32% to 34%
•	Revenues from solar products to be within the range of $305 million to $325 million
•	Non-GAAP Gross margin from sale of solar products expected to be within the range of 33% to 35%

Conference Call

The Company will host a conference call to discuss these results at 4:30 P.M. ET on Monday, August 3, 2020. The call will be available, live, to interested parties by dialing 800-256-1007. For international callers, please dial +1 323-994-2093. The Conference ID number is 7031770.  A live webcast will also be available in the Investors Relations section of the Company’s website at: http://investors.solaredge.com

A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and will remain available for approximately 30 calendar days.

About SolarEdge

SolarEdge is a global leader in smart energy technology. By leveraging world-class engineering capabilities and with a relentless focus on innovation, SolarEdge creates smart energy solutions that power our lives and drive future progress. SolarEdge developed an intelligent inverter solution that changed the way power is harvested and managed in photovoltaic (PV) systems. The SolarEdge DC optimized inverter seeks to maximize power generation while lowering the cost of energy produced by the PV system. Continuing to advance smart energy, SolarEdge addresses a broad range of energy market segments through its PV, storage, EV charging, batteries, UPS, electric vehicle powertrains, and grid services solutions. SolarEdge is online at solaredge.com

Use of Non-GAAP Financial Measures

The Company has presented certain non-GAAP financial measures in this release, such as non-GAAP net income, non-GAAP net diluted EPS, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income and non-GAAP gross margin from sale of solar products. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables to this release. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information, among other things, concerning: our possible or assumed future results of operations; future demands for solar energy solutions; business strategies; technology developments; financing and investment plans; dividend policy; competitive position; industry and regulatory environment; general economic conditions; potential growth opportunities; and the effects of competition. These forward-looking statements are often characterized by the use of words such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology.

Forward-looking statements are only predictions based on our current expectations and our projections about future events.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Given these factors, you should not place undue reliance on these forward-looking statements.  These factors include, but are not limited to, the matters discussed in the section entitled “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2019, filed on February 27, 2020, Current Reports on Form 8-K and other reports filed with the SEC. All information set forth in this release is as of August 3, 2020.  The Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Investor Contacts
SolarEdge Technologies, Inc.
Ronen Faier, Chief Financial Officer
+1 510-498-3263
investors@solaredge.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
+1 617-542-6180
investors@solaredge.com

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(In thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019

Revenues	$331,851	$325,010	$763,069	$596,881
Cost of revenues	228,888	214,340	520,098	400,101

Gross profit	102,963	110,670	242,971	196,780

Operating expenses:

Research and development	38,098	29,505	74,793	55,704
Sales and marketing	20,936	22,127	45,189	42,299
General and administrative	13,964	13,685	30,149	25,376
Other operating income	-	-	(4,900)	-

Total operating expenses	72,998	65,317	145,231	123,379

Operating income	29,965	45,353	97,740	73,401

Financial income (expenses), net	11,565	773	(5,040)	(5,378)

Income before income taxes	41,530	46,126	92,700	68,023

Income taxes	4,862	13,213	13,784	17,135

Net income	$36,668	$32,913	$78,916	$50,888

Net loss attributable to Non-controlling interests	-	215	-	1,256

Net income attributable to SolarEdge Technologies, Inc.	$36,668	$33,128	$78,916	$52,144

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(In thousands)

	June 30,	December 31,
	2020	2019
CURRENT ASSETS:
Cash and cash equivalents	$428,372	$223,901
Short-term bank deposits	3,432	5,010
Restricted bank deposits	2,135	27,558
Marketable securities	113,032	91,845
Trade receivables, net of allowances of $6,273 and $2,473, respectively	181,700	298,383
Prepaid expenses and other current assets	79,867	115,268
Inventories, net	264,460	170,798
Total current assets	1,072,998	932,763

LONG-TERM ASSETS:
Marketable securities	45,684	119,176
Operating lease right-of-use assets, net	36,951	35,858
Property, plant and equipment, net	226,416	176,963
Deferred tax assets, net	19,121	16,298
Intangible assets, net	68,211	74,008
Goodwill	128,279	129,654
Other long-term assets	8,166	9,904
Total long-term assets	532,828	561,861

Total assets	$1,605,826	$1,494,624

CURRENT LIABILITIES:
Trade payables, net	$158,264	$157,148
Employees and payroll accruals	48,764	47,390
Current maturities of bank loans and accrued interest	15,256	15,673
Warranty obligations	68,674	65,112
Deferred revenues and customers advances	25,625	70,815
Accrued expenses and other current liabilities	88,482	80,576
Total current liabilities	405,065	436,714

LONG-TERM LIABILITIES:
Bank loans	-	173
Warranty obligations	124,010	107,451
Deferred revenues	103,181	89,982
Operating lease liabilities	29,991	30,213
Deferred tax liabilities, net	1,112	4,461
Other long-term liabilities	17,666	13,960
Total long-term liabilities	275,960	246,240

STOCKHOLDERS’ EQUITY:

Common stock	5	5
Additional paid-in capital	511,640	475,792
Accumulated other comprehensive loss	(3,442)	(1,809)
Retained earnings	416,598	337,682
Total stockholders’ equity	924,801	811,670

Total liabilities and stockholders’ equity	$1,605,826	$1,494,624

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(In thousands)

	Six months ended June 30,
	2020	2019
Cash flows provided by operating activities:
Net income	$78,916	$50,888
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property, plant and equipment	10,646	8,147
Amortization of intangible assets	4,615	4,895
Amortization of premium and accretion of discount on available-for-sale marketable securities, net	373	(12)
Stock-based compensation expenses	26,734	21,076
Deferred income tax benefit, net	(6,424)	(1,960)
Other adjustments, net	(1)	643
Changes in assets and liabilities:
Inventories, net	(94,230)	1,723
Prepaid expenses and other assets	37,066	(2,574)
Trade receivables, net	116,045	(56,562)
Operating lease right-of-use assets and liabilities, net and effect of exchange rate differences	(451)	1,466
Trade payables, net	(1,823)	5,493
Employees and payroll accruals	1,457	5,151
Warranty obligations	20,198	28,860
Deferred revenues and customers advances	(31,834)	11,764
Other liabilities	5,768	28,236
Net cash provided by operating activities	167,055	107,234

Cash flows from investing activities:
Proceeds from sales and maturities of available-for-sale marketable securities	89,739	68,407
Purchase of property, plant and equipment	(53,706)	(22,244)
Investment in available-for-sale marketable securities	(36,815)	(63,655)
Withdrawal from (investment in) restricted bank deposits	25,634	(203)
Business combination, net of cash acquired	-	(38,435)
Other investing activities	2,024	3,909
Net cash provided by (used in) in investing activities	$26,876	$(52,221)

Cash flows from financing activities:
Repayment of bank loans	$(15,119)	$(4,891)
Proceeds from bank loans	15,113	216
Proceeds from issuance of shares under stock purchase plan and upon exercise of stock-based awards	9,114	3,764
Change in Non-controlling interests	-	(66,474)
Other financing activities	(112)	-
Net cash provided by (used in) financing activities	8,996	(67,385)

Increase (decrease) in cash and cash equivalents	202,927	(12,372)
Cash and cash equivalents at the beginning of the period	223,901	187,764
Effect of exchange rate differences on cash and cash equivalents	1,544	1,183

Cash and cash equivalents at the end of the period	$428,372	$176,575

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In thousands, except gross profit and per share data)
(Unaudited)

	Reconciliation of GAAP to Non-GAAP Gross Profit
	Three months ended			Six months ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Gross profit (GAAP)	102,963	140,008	110,670	242,971	196,780
Stock-based compensation	2,359	2,273	1,651	4,632	3,005
Cost of product adjustment	----	313	319	313	1,001
Amortization and depreciation of acquired assets	2,325	2,356	3,307	4,681	4,384
Gross profit (Non-GAAP)	107,647	144,950	115,947	252,597	205,170

	Reconciliation of GAAP to Non-GAAP Gross Margin
	Three months ended			Six months ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Gross margin (GAAP)	31.0%	32.5%	34.1%	31.8%	33.0%
Stock-based compensation	0.7%	0.5%	0.5%	0.6%	0.5%
Cost of product adjustment	----	0.1%	0.1%	----	0.2%
Amortization and depreciation of acquired assets	0.7%	0.5%	1.0%	0.6%	0.7%
Gross margin (Non-GAAP)	32.4%	33.6%	35.7%	33.1%	34.4%

	Reconciliation of GAAP to Non-GAAP Operating expenses
	Three months ended			Six months ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Operating expenses (GAAP)	72,998	72,233	65,317	145,231	123,379
Stock-based compensation - R&D	(5,847)	(5,378)	(4,176)	(11,225)	(7,666)
Stock-based compensation - S&M	(3,445)	(3,192)	(2,722)	(6,637)	(5,126)
Stock-based compensation - G&A	(2,310)	(1,930)	(2,823)	(4,240)	(5,279)
Amortization and depreciation of acquired assets - R&D	(25)	(26)	(9)	(51)	(45)
Amortization and depreciation of acquired assets - S&M	(292)	(295)	51	(588)	(807)
Amortization and depreciation of acquired assets - G&A	(9)	(8)	(26)	(17)	(26)
Acquisition related expenses	----	----	(151)	----	(949)
Assets disposal	----	----	(552)	----	(552)
Other operating income (expenses)	----	4,900	----	4,900	----
Operating expenses (Non-GAAP)	61,070	66,303	54,909	127,373	102,929

	Reconciliation of GAAP to Non-GAAP Operating income
	Three months ended			Six months ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Operating income (GAAP)	29,965	67,775	45,353	97,740	73,401
Cost of product adjustment	----	313	319	313	1,001
Stock-based compensation	13,961	12,773	11,372	26,734	21,076
Amortization and depreciation of acquired assets	2,651	2,686	3,291	5,337	5,262
Acquisition related expenses	----	----	151	----	949
Assets disposal	----	----	552	----	552
Other operating ( income) expenses	----	(4,900)	----	(4,900)	----
Operating income (Non-GAAP)	46,577	78,647	61,038	125,224	102,241

	Reconciliation of GAAP to Non-GAAP Financial expenses (income), net
	Three months ended			Six months ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Financial expenses (income), net (GAAP)	(11,565)	16,605	(773)	5,040	5,378
Non cash interest	(1,200)	(1,128)	(850)	(2,328)	(1,635)
Currency fluctuation related to lease standard	(892)	1,033	(577)	141	(1,525)
Amortization and depreciation of acquired assets	----	(982)	----	(982)	----
Financial expenses (income), net (Non-GAAP)	(13,657)	15,528	(2,200)	1,871	2,218

	Reconciliation of GAAP to Non-GAAP Tax on income
	Three months ended			Six months ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Tax on income (GAAP)	4,862	8,922	13,213	13,784	17,135
Deferred tax realized (asset)	3,236	3,536	987	6,772	1,960
Tax on income (Non-GAAP)	8,098	12,458	14,200	20,556	19,095

	Reconciliation of GAAP to Non-GAAP Net income
	Three months ended			Six months ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Net income attributable to Solaredge Technologies Inc. (GAAP)	36,668	42,248	33,128	78,916	52,144
Cost of product adjustment	----	313	319	313	1,001
Stock-based compensation	13,961	12,773	11,372	26,734	21,076
Amortization and depreciation of acquired assets	2,651	3,668	3,291	6,319	5,262
Acquisition related expenses	----	----	151	----	949
Assets disposal	----	----	552	----	552
Other operating ( income) expenses	----	(4,900)	----	(4,900)	----
Non cash interest	1,200	1,128	850	2,328	1,635
Currency fluctuation related to lease standard	892	(1,033)	577	(141)	1,525
Deferred tax realized (asset)	(3,236)	(3,536)	(987)	(6,772)	(1,960)
Net income attributable to Solaredge Technologies Inc. (Non-GAAP)	52,136	50,661	49,253	102,797	82,184

	Reconciliation of GAAP to Non-GAAP Net basic EPS
	Three months ended			Six months ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Net basic earnings per share (GAAP)	0.74	0.86	0.69	1.59	1.10
Cost of product adjustment	----	0.01	0.01	0.01	0.02
Stock-based compensation	0.28	0.25	0.24	0.54	0.45
Amortization and depreciation of acquired assets	0.05	0.08	0.07	0.13	0.11
Acquisition related expenses	----	----	----	----	0.02
Other operating ( income) expenses	----	(0.10)	----	(0.10)	----
Assets disposal	----	----	0.01	----	0.01
Non cash interest	0.02	0.02	0.02	0.05	0.03
Currency fluctuation related to lease standard	0.02	(0.02)	0.01	----	0.04
Deferred tax realized (asset)	(0.06)	(0.07)	(0.02)	(0.14)	(0.04)
Net basic earnings per share (Non-GAAP)	1.05	1.03	1.03	2.08	1.74

	Reconciliation of GAAP to Non-GAAP Net diluted EPS
	Three months ended			Six months ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Net diluted earnings per share (GAAP)	0.70	0.81	0.66	1.51	1.05
Cost of product adjustment	----	0.01	----	----	0.02
Stock-based compensation	0.24	0.21	0.19	0.47	0.35
Amortization and depreciation of acquired assets	0.05	0.07	0.07	0.11	0.11
Acquisition related expenses	----	----	----	----	0.01
Other operating ( income) expenses	----	(0.09)	----	(0.09)	----
Assets disposal	----	----	0.01	----	0.01
Non cash interest	0.02	0.02	0.02	0.05	0.04
Currency fluctuation related to lease standard	0.02	(0.02)	0.01	----	0.03
Deferred tax realized (asset)	(0.06)	(0.06)	(0.02)	(0.13)	(0.04)
Net diluted earnings per share (Non-GAAP)	0.97	0.95	0.94	1.92	1.58

	Reconciliation of GAAP to Non-GAAP No. of shares used in Net diluted EPS
	Three months ended			Six months ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Number of shares used in computing net diluted earnings per share (GAAP)	52,536,437	52,172,720	49,940,034	52,357,838	49,358,280
Stock-based compensation	1,154,279	1,399,732	2,130,135	1,277,006	2,448,673
Number of shares used in computing net diluted earnings per share (Non-GAAP)	53,690,716	53,572,452	52,070,169	53,634,844	51,806,953